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                                                                   EXHIBIT 10.34

E X E C U T I O N   C O P Y

                             THE CERPLEX GROUP, INC.

                                FOURTH AMENDMENT
                     TO CREDIT AGREEMENT AND LIMITED WAIVER

         This FOURTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of May 30, 1997 and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("COMPANY"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 5 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc., Modcomp/Cerplex L.P., Modcomp Joint Venture, Inc., Modular Computer Services, Inc., Modular Computer Systems GmbH and Modcomp France S.A. (collectively, "GUARANTORS"), and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996, that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 30, 1996 and that certain Third Amendment to Credit Agreement dated as of April 9, 1997 (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent and Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 1.1       AMENDMENTS TO SECTION 6; COMPANY'S AFFIRMATIVE COVENANTS.

         A. Subsection 6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "6.16 NEW LEADERSHIP; FINANCIAL ADVISOR. Company
                  shall hire a new chief executive officer no later than June 30, 1997. In addition, Company shall continue to retain the services of a financial advisor, satisfactory to Lenders, through the Commitment Termination Date."



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SECTION 2.        WAIVER

                  Subject to the terms and conditions set forth herein and in reliance on the representations of Company herein contained, Lenders hereby waiver compliance with the provisions of (i) subsection 7.7 of the Credit Agreement to the extent necessary to permit Company to sell equipment originally purchased by Company for $680,000 to Hewlett-Packard Company ("HP") for $1.00 pursuant to the exercise by HP of its rights under its contract with Company and
(ii) subsection 6.17 of the Credit Agreement to the extent necessary to permit Company to file a Registration Statement on Form S-2 with respect to the warrants issued to Lenders on the Third Amendment Effective Date on or prior to June 3, 1997.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

         A. On or before the Fourth Amendment Effective Date, Administrative Agent shall have received for each Lender counterparts hereof duly executed on behalf of Company, Administrative Agent, each Lender and each Guarantor.

         B. Administrative Agent shall have received:

                  1. Resolutions of Company's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                  2. Signature and incumbency certificates of the officers of Company executing this Amendment.

         C. Administrative Agent shall have received for distribution to each Lender, in proportion to that Lender's Pro Rata Share, an amendment fee in an amount equal to $50,000.

SECTION 4.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by,



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and perform its obligations under, the Credit Agreement as amended by this
Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company, as the case may be.

         C. NO CONFLICT The execution and delivery by Company of this Amendment and the performance of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5.        ACKNOWLEDGEMENT AND CONSENT



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                  Company is a party to the Company Collateral Documents, in each case as amended through the Fourth Amendment Effective Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Guarantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                   Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.



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SECTION 6.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  1. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  2. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 6.17 and 7.7 of the Credit Agreement in the manner and to the extent described above. Nothing in this Amendment shall be deemed to:

                           (a) constitute a waiver of compliance by Company with
                  respect to (i) subsection 6.17 or 7.7 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                           (b) prejudice any right or remedy that Administrative
                  Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  3. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE



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INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                      THE CERPLEX GROUP, INC.


                                      By:      ______________________
                                      Title:   ______________________

                                      CERTECH TECHNOLOGY, INC. (for
                                      purposes of Section 5 only) as a Credit
                                      Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      CERPLEX MASS., INC. (for purposes
                                      of Section 5 only) as a Credit Support
                                      Party


                                      By:      ______________________
                                      Title:   ______________________

                                      CERPLEX LIMITED (for purposes of
                                      Section 5 only) as a Credit Support Party


                                      By:      ______________________
                                      Title:   ______________________



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                                      APEX COMPUTER COMPANY (for
                                      purposes of Section 5 only) as a Credit
                                      Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      CERPLEX SUBSIDIARY, INC. (for
                                      purposes of Section 5 only) as a Credit
                                      Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      MODCOMP/CERPLEX L.P. (for
                                      purposes of Section 5 only) as a Credit
                                      Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      MODCOMP JOINT VENTURE, INC.
                                      (for purposes of Section 5 only) as a
                                      Credit Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      MODULAR COMPUTER SERVICES,
                                      INC. (for purposes of Section 5 only) as a Credit Support Party


                                      By:      ______________________
                                      Title:   ______________________


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                                      MODULAR COMPUTER SYSTEMS
                                      GMBH (for purposes of Section 5 only) as a Credit Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      MODCOMP FRANCE S.A. (for
                                      purposes of Section 5 only) as a Credit
                                      Support Party


                                      By:      ______________________
                                      Title:   ______________________

                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, INDIVIDUALLY AND AS
                                      ADMINISTRATIVE AGENT


                                      By:      ______________________
                                      Title:   ______________________

                                      BHF-BANK AKTIENGESELLSCHAFT,
                                      AS A LENDER


                                      By:      ______________________
                                      Title:   ______________________

                                      CITIBANK, N.A., AS A LENDER


                                      By:      ______________________
                                      Title:   ______________________